UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

For the Period Ended: October 31, 2006

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: March 20, 2006)

Filing Date of this Report: September 10, 2007

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K Current Report for Period Ended October 31, 2006, Page 1 of 5

NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in this report are subjective and written in our favor. These types of statements may be considered "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     These forward-looking statements ARE NOT HISTORICAL FACTS; rather, these statements are based upon our senior executive management's OPINIONS AND ESTIMATES as of the date we make these statements. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. We may be overly optimistic in our statements to you about our beliefs and expectations of any plan or event associated with these forward-looking statements. We use words like "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", "contemplate", "prospective", "attempt", "proposed", and similar expressions or terms, which you can interpret to identify these forward-looking statements.

     We advise you NOT to place too much influence or reliance on our forward-looking statements. These statements are only good on the date we made them. We undertake no obligation to update these forward-looking statements, or any information associated with them, in any future filings, schedules, or reports.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

A. The Troso Management Contract.

     On April 14, 2006, we previously reported that our totally-held subsidiary, Residential Income Properties, Inc., a New York corporation, entered into a certain management contract with Michael H. Troso of Indialantic, Florida. Our subsidiary signed that agreement on March 20, 2006 and it became effective on April 1, 2006. (We are annexing a facsimile of that agreement as Exhibit 10.1 hereof.)

     The management contract was given to Mr. Troso and was to have become effective in combination with two other agreements; a real estate purchase contract and a promissory note, both of which were delivered on the date even with the management contract. (The real estate contract and the note were issued to Mr. Troso under his corporate guise of M. H. T. of Brevard, Inc., a Florida corporation, of which Mr. Troso is the sole officer, sole director, and sole stockholder.)

     Prior to the filing date hereof, we reported the real estate purchase contract and the note that accompanied that contract were terminated and/or cancelled by Mr. Troso on August 28, 2007.

Form 8-K Current Report for Period Ended October 31, 2006, Page 2 of 5

     That management contract called for our subsidiary to employ Mr. Troso as an independent contractor to manage the single-family residential property commonly located at 103 Sharon Drive in Melbourne, Florida, in exchange for the monthly payment to Mr. Troso of $300.

     Our subsidiary did not realize any revenues or income from the Melbourne property, as it was never rented during its ownership thereof. In accordance the terms of the management contract, Mr. Troso was personally responsible for all of the property's maintenance and upkeep obligations, unless and until he rented the property. Consequently, our subsidiary did not incur any charges for said maintenance or upkeep. (There is more information on charges we are attributing to our exit activity as the result of terminating the management contract. We encourage you to read Item 2.05 of this report.)

     On or about October 13, 2006, our subsidiary's President contacted Mr. Troso by telephone. During that conversation, our subsidiary informed Mr. Troso that it appeared the property was difficult to lease or otherwise rent, due to then a depression in the mid-Florida residential housing rental market, and, because Mr. Troso was utilizing the Melbourne property for his personal use. Our subsidiary informed him that it would serve our mutual best interests if we terminated the management contract, for the reasons stated above and because our subsidiary could not afford the additional cost and expense associated with Mr. Troso's employment.

     Pursuant to the terms of the management contract, our subsidiary was entitled to terminate the non-exclusive agency between Mr. Troso and it without penalty. On October 13, 2006, our subsidiary informally notified Mr. Troso of its intent to terminate the management contract, which termination then we agreed was to have become effective on October 31, 2006.

     According to our subsidiary's President's account of those events, Mr. Troso informally agreed to the termination of the management contract, based on the facts we are representing in this report. Neither our subsidiary nor us have received any notice from Mr. Troso that indicates any facts contrary of our statements. Moreover, as of the filing date of this report, neither our subsidiary nor us have received any formal notices of default or collection for the accrued payments under the management contract.

     Our subsidiary continues to remain obligated to Mr. Troso for a certain number of payments that accrued prior to the mutual termination of the management contract. We are disclosing the sum of those payments for our subsidiary in Item 2.05 of this report.

     All of our remaining obligations to Mr. Troso (and/or MHT), with the exception of the real estate note and any obligation under that certain real estate contract, remain validly existing and enforceable against us and against our subsidiary, respectively.

SECTION 2 - FINANCIAL INFORMATION.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

     We are notifying you that our totally-held subsidiary, Residential Income Properties, Inc., a New York corporation, by and through which we conduct our business and operations, mutually agreed with Michael H. Troso to voluntarily terminate a management contract with

Form 8-K Current Report for Period Ended October 31, 2006, Page 3 of 5

him that was dated March 20, 2006. (We are annexing a facsimile of that agreement as Exhibit 10.1 hereof.)

     On October 13, 2006, our subsidiary's President spoke with Mr. Troso by telephone and they mutual agreed to terminate the management contract then to have become effective October 31, 2006.

     Because we do not employ a certifying accountant as of the date of this report, our Audit Committee is incapable of consulting with any body qualified as to the existence of any costs that may be associated with exit or disposal costs or activities in respect of the mutual termination of the management contract discussed elsewhere in this report. However, based on our Audit Committee's estimates, we offer the following information as to our subsidiary's application and allocation of exit and disposal costs associated the management agreement's termination.

     Under the terms of the management contract, our subsidiary was obligated to pay Mr. Troso the sum of $300 for his services under a non-employment contract from April 1, 2006 through the termination date, which was determined to be October 31, 2006. In addition, our subsidiary was obligated to pay for various costs and fees associated with the maintenance and upkeep of the property, if we leased or otherwise rented the property. Our subsidiary did not realize any revenues or income from the Melbourne property, as it never rented the property during its ownership thereof. In accordance the terms of the management contract, Mr. Troso was personally responsible for all of the property's maintenance and upkeep obligations, unless and until he rented the property. Consequently, our subsidiary did not incur any charges for said maintenance or upkeep.

     Our Audit Committee has determined that the amount the subsidiary owes to Mr. Troso following the voluntary termination of the management contract is $2,100, excluding collection fees and any other costs or fees as the result of any collection attempts or future litigation in this regard.

     Our subsidiary is classifying this obligation as a current account payable, payable in due course, subject to our subsidiary's availability of adequate funds to discharge all or part of the debt.

     To the best of our knowledge and the knowledge of our Audit Committee, we do not use the "operating cycle concept" to prepare, construe, or pronounce any statement of our financial condition and that of our subsidiary.

     In terms of the contractual obligation represented by the management contract, our Audit Committee has determined that the termination of the management contract may fall within the category of cancelled or terminated contracts under the Federal Accounting Standards Board ("FASB") Statement of Financial Accounting Standard No. 146, named Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146"), as such was a contract.

     Moreover, because our subsidiary did independently contract with Mr. Troso to perform work or services for it at the Melbourne property, our subsidiary may have to address certain considerations related to his employment pursuant to the applicable statements published in SFAS No. 146. Thus, we reserve the right to confer with our independent principal certifying accountant,

Form 8-K Current Report for Period Ended October 31, 2006, Page 4 of 5

in due-course following its engagement (which we expect to occur on or about September 27, 2007), then, to amend this report, accordingly, based on the disposition of that consultation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

     We deem the following exhibit "filed," in accordance with that term's definition under Section 18 of the Securities Exchange Act of 1934.

     Unless to the contrary indicated, the following exhibit is made a part of this report by its annexation hereto:

Exhibit No.	Description of Exhibit

10.1	The Troso Management Contract dated March 20, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 10, 2007

By Order of the Board of Directors:

Randolph S. Hudson
President
Chief Executive Officer

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